UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 16, 2016

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

David L. Trautman, Chief Executive Officer and President of Park National Corporation (“Park” or the “Company”) and Brady T. Burt, Chief Financial Officer, Secretary and Treasurer, will attend the Sandler O'Neill Investor Conference on November 16 and 17, 2016. The slides for the conference are furnished in this Current Report on Form 8-K, pursuant to this Item 7.01, as Exhibit 99.1, and are incorporated herein by reference. The slides are also available in the “Investor Presentations” section of Park's web site at www.parknationalcorp.com.

Without limiting the generality of the foregoing, the text of the slide entitled “Forward-looking Statements” is incorporated by reference into this Item 7.01.

No part of this Current Report on Form 8-K shall be deemed incorporated by reference into any registration statement filed by Park under the Securities Act of 1933.

Item 8.01 - Other Events.
On November 16, 2016, Park National Corporation (“Park”) purchased from Yadkin Bank, a wholly-owned subsidiary of Yadkin Financial Corporation, all five thousand outstanding shares of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A (the “Preferred Stock”), of NewDominion Bank, a North Carolina chartered bank. Park paid Yadkin Bank $700.00 per share for the Preferred Stock, with an aggregate purchase price of $3.5 million.
Immediately following the purchase of the Preferred Stock from Yadkin Bank, Park exchanged all such Preferred Stock with NewDominion Bank for 1,795,000 shares of voting common stock and 4,686,481 shares of non-voting common stock of NewDominion Bank (collectively, the “New Shares”), which results in Park owning 4.9% of the outstanding shares of voting common stock of NewDominion Bank and 8.8% of all of the outstanding common stock (including both voting and non-voting) of NewDominion Bank.
The agreements include customary closing conditions.

Item 9.01 - Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Slide presentation for Park National Corporation on November 16 and 17, 2016, as part of the Sandler O'Neill Investor Conference (furnished pursuant to Item 7.01 hereof).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: November 16, 2016	By:	/s/ Brady T. Burt
Brady T. Burt Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated November 16, 2016

Park National Corporation

Exhibit No.	Description
99.1	Slide presentation for Park National Corporation on November 16 and 17, 2016, as part of the Sandler O'Neill Investor Conference (furnished pursuant to Item 7.01 hereof).